UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2014

Item 1.	Reports to Stockholders.

Annual Report 12/31/2014

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Core Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Credit Index	Barclays U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond Index
1-Year	6.76%	1.69%	7.53%	5.97%	5.91%
5-Year	6.83	5.80	6.25	4.45	4.39
10-Year	0.72	0.23	5.46	4.71	4.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 6.76% during the reporting period. On a relative basis, the Barclays U.S. Aggregate Bond Index (the “Index”), the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index returned 5.97%, 7.53% and 5.91%, respectively. The Fund’s positive performance was driven largely by its investments in investment-grade corporate debt and mortgages.

MARKET OVERVIEW

To start 2014, the U.S. Federal Reserve (the “Fed”) began reducing its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the quantitative easing (“QE”) program’s purchases. Tapering the QE program in increments helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe, parts of both Latin America and the Asia Pacific region. In Europe, positive data points that had emerged in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Oil prices fell significantly on oversupply combined with greater production of shale oil in North America.

Against this backdrop, the Treasury curve flattened in 2014 as strong demand pushed up prices on the 30-year bond as well as the 10-year note, although to a lesser degree. This can largely be attributed to anticipation by the financial markets that the Fed may move short-term rates higher at some point during 2015. Although, it is certainly worth noting that the Fed maintained its current forward guidance for interest rates by maintaining that it can be “patient in beginning to normalize the stance of monetary policy”. The last consumer price index (CPI) news release of the reporting period showed the annual inflation rate at 1.3% for the year ended November 30, 2014, which would indicate that inflation pressures are not heating up to any great extent in the U.S. economy.

FUND REVIEW

The Fund continued to favor corporate bonds, mortgages and other securitized products over government bonds this reporting period, which benefited performance as corporate bonds outperformed U.S. Treasuries during the reporting period. Top performing areas for the Fund on an absolute basis and relative to the Index included investment-grade corporate bonds and mortgages.

Among corporate bonds, the Fund benefited from its overweight relative to the Index in financials, which proved to be one of the better performing sectors of the year for both the Index and the Fund. In addition, the Fund’s holdings in the utilities sector performed positively, handily beating the modestly negative returns of the Index’s holdings in this sector. The Fund’s holdings in the telecommunications sector also outperformed generating a positive return for the Fund during the year compared to a more sizeable loss for the Index.

Shortly after the July reversal in credit spreads, the market saw pressure on most corporate bond sectors, but in particular on the most directly commodity-sensitive sectors. Energy was hit particularly hard due to dramatically falling oil prices, but basic materials such as metals and mining and chemicals were also negatively impacted.

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While the Fund was not overweight these sectors relative to the Index, it was a challenge to further pare back the Fund’s exposure as quickly as possible as spreads in these sectors began to widen materially. Because the Fund had seen positive results from its holdings in the energy sector for the first half of the year, and we were quick to pare back risk when the sector came under pressure, the Fund was able to end the year with a positive contribution from the energy sector overall. However, basic materials had not seen the same amount of relative strength prior to the credit spread reversal and the Fund’s holdings in that area detracted from performance for the calendar year.

Among mortgages, the Fund had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. The Fund also had positions in commercial MBS and asset-backed securities (“ABS”). Each of these positions produced positive results this reporting period as they offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income.

During the reporting period, we decreased our allocation to agency debt and moved a portion of those assets into U.S. Treasuries to maintain liquidity in the Fund. While we increased our exposure to U.S. Treasuries, we maintained a significant underweight position in them and our U.S. Treasury position minimally detracted from performance versus the Index. Our lack of exposure to foreign sovereign bonds denominated in U.S. dollars also detracted from relative performance. While these sovereign bonds performed positively for the Index this reporting period, we have avoided them in an attempt to limit volatility.

STRATEGY & OUTLOOK

Despite the end of the Fed’s asset purchase program and the potentially increasing likelihood that the Fed begins to hike rates sometime in 2015, central banks around the globe are either continuing or expected to begin implementing their own versions of extraordinary monetary policy in the face of global growth concerns and corresponding deflationary threats. Such policies provide the financial markets with ample liquidity and have pushed global interest rates lower. Lower global rates have made higher-yielding U.S. fixed income instruments more attractive to investors and the ensuing purchasing of such securities has resulted in lower U.S. interest rates as well. This sort of continuum may potentially keep rates low for some time.

Meanwhile, the U.S. economy continues to grow at a steady pace with credit growth continuing at moderate levels far below those which preceded the financial crisis. With consumers continuing to de-lever and companies generating solid free cash flow to support investments, acquisitions, debt levels, dividends, and share buybacks, we believe this trend could continue. As a result, we remain constructive on credit spreads which

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still provide good value relative to Treasuries and provide the Fund with carry, or yield advantage, which may prove beneficial in this environment. While rates may remain low, we acknowledge that they do have the potential to increase.

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Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN

INDUSTRIES

Diversified Financial Services	14.6%
Commercial Banks	5.4
Oil, Gas & Consumable Fuels	3.4
Capital Markets	2.6
Diversified Telecommunication Services	2.5
Insurance	2.4
Media	2.0
Automobiles	1.6
Electric Utilities	1.3
Food Products	1.1

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	44.9%
AA	5.5
A	12.0
BBB	25.9
BB	8.1
B	1.1
CCC	1.8
CC	0.2
D	0.5
Unrated	0.0*
Total	100.0%

*Less than 0.005%.

The percentages above are based on the market value of the Fund’s securities as of December 31, 2014, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	6.76%	6.83%	0.72%
Class B (OIGBX)	5/3/93	5.96%	6.04%	0.28%
Class C (OPBCX)	7/11/95	5.95%	6.03%	-0.03%
Class I (OPBIX)	4/27/12	7.16%	5.10%*	N/A
Class R (OPBNX)	3/1/01	6.49%	6.56%	0.46%
Class Y (OPBYX)	4/27/98	7.06%	7.10%	1.00%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	1.69%	5.80%	0.23%
Class B (OIGBX)	5/3/93	0.96%	5.72%	0.28%
Class C (OPBCX)	7/11/95	4.95%	6.03%	-0.03%
Class I (OPBIX)	4/27/12	7.16%	5.10%*	N/A
Class R (OPBNX)	3/1/01	5.49%	6.56%	0.46%
Class Y (OPBYX)	4/27/98	7.06%	7.10%	1.00%
*	Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/14

Class A	2.65%
Class B	1.98
Class C	2.00
Class I	3.15
Class R	3.05
Class Y	2.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred

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sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 12/31/14 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays Credit Index, the Barclays U.S. Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index. The Barclays Credit Index is an index of non-convertible U.S. investment grade corporate bonds. The Barclays U.S. Aggregate Bond Index is an index of U.S. corporate and government bonds. The Citigroup Broad Investment Grade Bond Index is an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Class A	$ 1,000.00	$ 1,014.10	$ 4.48
Class B	1,000.00	1,010.10	8.39
Class C	1,000.00	1,010.10	8.39
Class I	1,000.00	1,017.40	2.60
Class R	1,000.00	1,012.70	5.85
Class Y	1,000.00	1,015.40	3.10

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.77	4.49
Class B	1,000.00	1,016.89	8.42
Class C	1,000.00	1,016.89	8.42
Class I	1,000.00	1,022.63	2.60
Class R	1,000.00	1,019.41	5.87
Class Y	1,000.00	1,022.13	3.11

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.88%
Class B	1.65
Class C	1.65
Class I	0.51
Class R	1.15
Class Y	0.61

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS December 31, 2014

	Principal Amount	Value
Asset-Backed Securities—16.0%
Auto Loan—14.3%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]	$2,035,000	$2,047,772
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	610,000	611,409
Series 2013-2, Cl. B, 2.84%, 5/15/19[1]	2,563,000	2,586,111
Series 2014-1, Cl. B, 2.39%, 11/12/19[1]	3,505,000	3,516,135
Series 2014-2, Cl. A, 0.99%, 10/10/17[1]	1,816,407	1,815,231
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	990,000	989,377
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	2,320,000	2,336,471
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	1,200,000	1,200,719

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. D, 3.38%, 4/9/18	2,680,000	2,750,162
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]	2,060,000	2,129,144
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,510,000	1,522,652
Series 2012-5, Cl. C, 1.69%, 11/8/18	1,640,000	1,644,920
Series 2012-5, Cl. D, 2.35%, 12/10/18	2,445,000	2,463,237
Series 2013-1, Cl. C, 1.57%, 1/8/19	3,291,000	3,284,556
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	2,385,000	2,404,933
Series 2013-4, Cl. D, 3.31%, 10/8/19	200,000	203,439
Series 2013-5, Cl. D, 2.86%, 12/8/19	4,258,000	4,259,863
Series 2014-2, Cl. D, 2.57%, 7/8/20	1,410,000	1,392,679
Series 2014-3, Cl. D, 3.13%, 10/8/20	1,275,000	1,283,755
Series 2014-4, Cl. D, 3.07%, 11/9/20	1,325,000	1,326,366

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20	1,555,000	1,562,145
Series 2014-2, Cl. C, 3.29%, 3/15/21	600,000	597,420
Series 2014-4, Cl. C, 3.56%, 9/15/21	860,000	859,846

Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19	705,000	715,848
Series 2014-1, Cl. D, 3.39%, 7/22/19	785,000	799,221
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,270,000	1,276,112

Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2013-1, Cl. D, 2.19%, 9/20/21	1,265,000	1,267,572

CarFinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[1]	206,958	207,194
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	3,560,000	3,610,666
Series 2014-1A, Cl. A, 1.46%, 12/17/18[1]	699,427	700,552

Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	195,940	198,538

CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[1]	1,316,144	1,324,075
Series 2014-A, Cl. A, 1.21%, 8/15/18[1]	2,521,213	2,515,167
Series 2014-B, Cl. A, 1.11%, 11/15/18[1]	1,902,770	1,894,294
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	2,220,154	2,213,750

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	457,774	460,451

Credit Acceptance Auto Loan Trust:
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	1,620,000	1,618,097
Series 2013-2A, Cl. B, 2.26%, 10/15/21[1]	1,730,000	1,740,123
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	1,410,000	1,412,694
Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,275,000	1,273,880

DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	853,962	866,456
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,185,000	1,199,708

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	Principal Amount	Value

Auto Loan (Continued)

DT Auto Owner Trust: (Continued)
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	$3,290,000	$3,324,765
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	2,425,000	2,421,838
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	3,645,000	3,588,721
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	1,715,000	1,715,272

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	1,415,000	1,422,734
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	785,000	791,012
Series 2013-2A, Cl. B, 3.09%, 7/16/18[1]	3,475,000	3,516,132
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	2,100,000	2,128,725
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,590,000	1,589,799
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	1,590,000	1,579,531
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	596,657	595,833
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	830,000	812,958

First Investors Auto Owner Trust:
Series 2012-1A, Cl. C, 3.54%, 11/15/17[1]	700,000	711,384
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	1,055,000	1,090,664
Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	2,610,000	2,626,910
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,110,000	1,117,317
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,800,000	2,810,973
Series 2014-1A, Cl. D, 3.28%, 4/15/21[1]	2,010,000	1,985,865
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	1,190,000	1,189,237

Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	1,167,315	1,164,665
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	2,422,947	2,420,632

Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	2,585,000	2,661,276

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]	3,625,000	3,633,142

Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.47%, 10/25/19[1,2]	995,000	999,116

Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.42%, 9/25/18[1,2]	2,580,000	2,582,270

Santander Drive Auto Receivables Trust:
Series 2012-4, Cl. D, 3.50%, 6/15/18	4,530,000	4,650,942
Series 2012-5, Cl. C, 2.70%, 8/15/18	4,355,000	4,431,546
Series 2012-5, Cl. D, 3.30%, 9/17/18	5,425,000	5,589,158
Series 2012-6, Cl. D, 2.52%, 9/17/18	5,750,000	5,778,997
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	3,700,000	3,700,170
Series 2013-1, Cl. C, 1.76%, 1/15/19	3,180,000	3,188,721
Series 2013-1, Cl. D, 2.27%, 1/15/19	1,605,000	1,595,779
Series 2013-2, Cl. D, 2.57%, 3/15/19	2,135,000	2,163,070
Series 2013-3, Cl. C, 1.81%, 4/15/19	2,700,000	2,699,734
Series 2013-4, Cl. D, 3.92%, 1/15/20	745,000	777,486
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	2,915,000	3,050,536
Series 2013-5, Cl. C, 2.25%, 6/17/19	340,000	343,397
Series 2013-5, Cl. D, 2.73%, 10/15/19	2,200,000	2,207,618
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]	5,980,000	6,128,065
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,140,000	2,218,126
Series 2014-1, Cl. C, 2.36%, 4/15/20	3,995,000	4,020,906
Series 2014-1, Cl. D, 2.91%, 4/15/20	2,565,000	2,573,966
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,485,000	1,488,391

13      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Auto Loan (Continued)

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	$1,654,275	$1,660,481
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	1,000,000	1,015,941
Series 2014-1A, Cl. A, 1.03%, 9/17/18[1]	860,482	860,360
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	970,000	976,343

TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[1]	765,000	760,334

United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	1,005,000	1,007,392
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]	1,260,000	1,241,557

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,140,000	1,129,321
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,335,000	1,334,764

		183,156,612

Credit Card—0.3%

Citibank Credit Card Issuance Trust, Series 2013-A6, Cl. A6, 1.32%, 9/7/18	3,870,000	3,892,461

Equipment—0.9%

CLI Funding V LLC:
Series 2014-1A, Cl. A, 3.29%, 6/18/29[1]	3,518,870	3,507,136
Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]	2,792,667	2,778,251

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	3,675,648	3,677,061

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	568,361	562,049

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	992,664	987,310

		11,511,807

Home Equity Loan—0.5%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	2,273,704	2,259,607

TAL Advantage V LLC:
Series 2014-1A, Cl. A, 3.51%, 2/22/39[1]	3,249,583	3,267,867
Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]	829,831	824,505

		6,351,979

Total Asset-Backed Securities (Cost $204,726,558)		204,912,859

Mortgage-Backed Obligations—56.7%

Government Agency—42.2%

FHLMC/FNMA/FHLB/Sponsored—42.1%

Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	3,343,994	3,740,586
6.00%, 5/1/18-11/1/37	591,253	665,464
6.50%, 4/1/18-4/1/34	723,889	809,329
7.00%, 7/1/21-10/1/37	4,311,426	5,097,028
8.00%, 4/1/16	17,041	17,321
9.00%, 8/1/22-5/1/25	21,115	23,335

Federal Home Loan Mortgage Corp. Non Gold Pool, 9%, 3/1/17	177	178

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 11.321%, 4/1/27[3]	458,940	91,779
Series 192, Cl. IO, 4.365%, 2/1/28[3]	55,852	10,274
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	98,365	24,383
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	382,528	69,723

14      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	$4,404,095	$4,489,913

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.27%, 6/1/26[5]	67,131	62,852

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	6,507	7,259
Series 1590, Cl. IA, 1.211%, 10/15/23[2]	1,087,407	1,118,363
Series 2034, Cl. Z, 6.50%, 2/15/28	8,296	9,195
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,177,014	1,316,465
Series 2046, Cl. G, 6.50%, 4/15/28	647,725	722,403
Series 2053, Cl. Z, 6.50%, 4/15/28	7,378	8,177
Series 2063, Cl. PG, 6.50%, 6/15/28	550,859	611,731
Series 2145, Cl. MZ, 6.50%, 4/15/29	207,892	231,262
Series 2148, Cl. ZA, 6.00%, 4/15/29	294,110	322,653
Series 2195, Cl. LH, 6.50%, 10/15/29	490,204	545,388
Series 2326, Cl. ZP, 6.50%, 6/15/31	142,291	159,330
Series 2341, Cl. FP, 1.061%, 7/15/31[2]	251,792	258,739
Series 2399, Cl. PG, 6.00%, 1/15/17	76,495	79,346
Series 2423, Cl. MC, 7.00%, 3/15/32	868,323	994,950
Series 2453, Cl. BD, 6.00%, 5/15/17	88,557	93,109
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,088,745	1,218,413
Series 2463, Cl. F, 1.161%, 6/15/32[2]	1,145,534	1,181,225
Series 2500, Cl. FD, 0.661%, 3/15/32[2]	86,442	87,630
Series 2526, Cl. FE, 0.561%, 6/15/29[2]	108,977	110,082
Series 2551, Cl. FD, 0.561%, 1/15/33[2]	211,397	213,355
Series 2564, Cl. MP, 5.00%, 2/15/18	1,910,957	2,006,954
Series 2585, Cl. HJ, 4.50%, 3/15/18	1,069,203	1,114,904
Series 2635, Cl. AG, 3.50%, 5/15/32	851,891	888,402
Series 2676, Cl. KY, 5.00%, 9/15/23	1,439,737	1,559,110
Series 2707, Cl. QE, 4.50%, 11/15/18	363,050	381,969
Series 2770, Cl. TW, 4.50%, 3/15/19	120,374	127,034
Series 3010, Cl. WB, 4.50%, 7/15/20	536,524	567,249
Series 3025, Cl. SJ, 24.16%, 8/15/35[2]	205,750	291,948
Series 3030, Cl. FL, 0.561%, 9/15/35[2]	523,528	527,728
Series 3645, Cl. EH, 3.00%, 12/15/20	50,834	52,391
Series 3741, Cl. PA, 2.15%, 2/15/35	2,992,870	3,049,082
Series 3815, Cl. BD, 3.00%, 10/15/20	62,882	64,502
Series 3822, Cl. JA, 5.00%, 6/15/40	1,073,151	1,128,669
Series 3840, Cl. CA, 2.00%, 9/15/18	48,224	48,884
Series 3848, Cl. WL, 4.00%, 4/15/40	1,818,837	1,865,802
Series 3857, Cl. GL, 3.00%, 5/15/40	56,842	58,174
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,335,506	1,340,505

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 11.583%, 2/15/29[3]	608,826	141,288
Series 2130, Cl. SC, 49.424%, 3/15/29[3]	193,389	38,800
Series 2134, Cl. SB, 54.165%, 3/15/29[3]	174,271	39,529
Series 2422, Cl. SJ, 44.50%, 1/15/32[3]	588,546	156,787
Series 2493, Cl. S, 50.926%, 9/15/29[3]	45,689	9,207
Series 2682, Cl. TQ, 0.00%, 10/15/33[3,4]	1,126,210	259,231
Series 2796, Cl. SD, 50.392%, 7/15/26[3]	286,116	62,727

15      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2920, Cl. S, 51.736%, 1/15/35[3]	$1,121,881	$180,198
Series 2922, Cl. SE, 4.851%, 2/15/35[3]	901,968	144,430
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	2,175,705	476,679
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	369,411	14,289
Series 3201, Cl. SG, 1.428%, 8/15/36[3]	2,737,622	447,175
Series 3397, Cl. GS, 14.828%, 12/15/37[3]	472,234	81,498
Series 3424, Cl. EI, 8.466%, 4/15/38[3]	320,507	36,573
Series 3450, Cl. BI, 8.17%, 5/15/38[3]	5,066,291	658,369
Series 3606, Cl. SN, 0.412%, 12/15/39[3]	1,453,904	259,715

Federal National Mortgage Assn.:
3.50%, 1/15/45[6]	47,045,000	49,021,018
4.00%, 1/25/45[6]	144,640,000	154,329,004
4.50%, 1/1/30-1/15/45[6]	179,505,000	194,746,485
5.00%, 1/1/45[6]	26,405,000	29,173,872

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,562,405	2,710,982
5.00%, 3/1/21	172,683	182,357
5.50%, 12/1/18-5/1/36	2,173,448	2,444,074
6.00%, 5/1/20	127,703	133,263
6.50%, 6/1/17-11/1/31	4,263,256	4,798,879
7.00%, 11/1/17-4/1/34	2,083,075	2,429,108
7.50%, 1/1/33-8/1/33	2,896,431	3,437,481
8.50%, 7/1/32	14,780	17,057

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 16.617%, 6/25/23[3]	454,849	97,208
Series 247, Cl. 2, 40.104%, 10/25/23[3]	53,304	13,040
Series 252, Cl. 2, 36.891%, 11/25/23[3]	494,585	81,948
Series 254, Cl. 2, 30.867%, 1/25/24[3]	864,734	125,878
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	221,453	38,105
Series 303, Cl. IO, 7.749%, 11/25/29[3]	45,496	8,498
Series 319, Cl. 2, 0.00%, 2/25/32[3,4]	179,770	30,899
Series 320, Cl. 2, 5.221%, 4/25/32[3]	3,112,036	583,607
Series 321, Cl. 2, 1.831%, 4/25/32[3]	527,544	91,768
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	252,579	44,006
Series 331, Cl. 9, 7.013%, 2/25/33[3]	1,847,995	400,285
Series 334, Cl. 14, 10.084%, 2/25/33[3]	1,548,865	327,702
Series 334, Cl. 15, 0.00%, 2/25/33[3,4]	1,130,520	229,214
Series 334, Cl. 17, 18.201%, 2/25/33[3]	61,857	12,804
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	1,376,492	267,362
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	1,433,554	261,735
Series 343, Cl. 13, 0.00%, 9/25/33[3,4]	1,513,803	254,996
Series 343, Cl. 18, 9.475%, 5/25/34[3]	952,982	157,074
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	668,057	132,126
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	585,331	96,044
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	963,726	156,861
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	718,806	133,978
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	351,467	56,151
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	872,817	151,670
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	1,194,948	197,364
Series 365, Cl. 16, 0.00%, 3/25/36[3,4]	871,412	127,929

16      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	$160,715	$175,217
Series 1993-87, Cl. Z, 6.50%, 6/25/23	150,671	167,020
Series 1996-35, Cl. Z, 7.00%, 7/25/26	53,137	59,579
Series 1998-58, Cl. PC, 6.50%, 10/25/28	287,266	320,109
Series 1998-61, Cl. PL, 6.00%, 11/25/28	390,233	427,871
Series 1999-54, Cl. LH, 6.50%, 11/25/29	577,016	635,546
Series 1999-60, Cl. PG, 7.50%, 12/25/29	2,705,478	3,091,244
Series 2001-51, Cl. OD, 6.50%, 10/25/31	600,406	657,935
Series 2002-10, Cl. FB, 0.67%, 3/25/17[2]	25,641	25,742
Series 2002-16, Cl. PG, 6.00%, 4/25/17	144,906	149,436
Series 2002-2, Cl. UC, 6.00%, 2/25/17	94,700	98,218
Series 2002-56, Cl. FN, 1.17%, 7/25/32[2]	332,312	342,632
Series 2003-100, Cl. PA, 5.00%, 10/25/18	3,552,179	3,752,053
Series 2003-130, Cl. CS, 13.761%, 12/25/33[2]	1,673,456	1,934,359
Series 2003-21, Cl. FK, 0.57%, 3/25/33[2]	106,444	106,968
Series 2003-84, Cl. GE, 4.50%, 9/25/18	84,323	88,100
Series 2004-101, Cl. BG, 5.00%, 1/25/20	375,730	388,295
Series 2004-25, Cl. PC, 5.50%, 1/25/34	160,148	169,546
Series 2005-104, Cl. MC, 5.50%, 12/25/25	2,528,554	2,765,619
Series 2005-109, Cl. AH, 5.50%, 12/25/25	7,137,776	7,789,252
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,948,023
Series 2005-71, Cl. DB, 4.50%, 8/25/25	589,116	631,275
Series 2005-73, Cl. DF, 0.42%, 8/25/35[2]	1,336,675	1,342,499
Series 2006-50, Cl. SK, 23.579%, 6/25/36[2]	623,729	854,690
Series 2008-14, Cl. BA, 4.25%, 3/25/23	241,005	252,030
Series 2008-75, Cl. DB, 4.50%, 9/25/23	693,445	725,554
Series 2009-113, Cl. DB, 3.00%, 12/25/20	2,263,248	2,326,399
Series 2009-36, Cl. FA, 1.11%, 6/25/37[2]	840,329	862,530
Series 2009-37, Cl. HA, 4.00%, 4/25/19	1,189,456	1,232,998
Series 2009-70, Cl. NT, 4.00%, 8/25/19	36,459	37,774
Series 2009-70, Cl. TL, 4.00%, 8/25/19	960,303	994,952
Series 2010-43, Cl. KG, 3.00%, 1/25/21	424,739	437,319
Series 2011-15, Cl. DA, 4.00%, 3/25/41	487,045	508,512
Series 2011-3, Cl. EL, 3.00%, 5/25/20	3,743,060	3,848,742
Series 2011-3, Cl. KA, 5.00%, 4/25/40	2,081,240	2,279,733
Series 2011-38, Cl. AH, 2.75%, 5/25/20	51,730	52,969
Series 2011-82, Cl. AD, 4.00%, 8/25/26	833,675	868,333

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 32.164%, 3/17/31[3]	232,589	35,431
Series 2001-61, Cl. SE, 27.222%, 11/18/31[3]	273,775	54,959
Series 2001-65, Cl. S, 27.562%, 11/25/31[3]	565,726	106,792
Series 2001-81, Cl. S, 23.827%, 1/25/32[3]	83,692	18,189
Series 2002-12, Cl. SB, 38.418%, 7/25/31[3]	133,692	35,802
Series 2002-2, Cl. SW, 40.827%, 2/25/32[3]	163,769	42,658
Series 2002-38, Cl. SO, 42.344%, 4/25/32[3]	84,268	14,817
Series 2002-41, Cl. S, 54.09%, 7/25/32[3]	855,568	211,586
Series 2002-47, Cl. NS, 29.777%, 4/25/32[3]	257,010	51,987
Series 2002-5, Cl. SD, 44.458%, 2/25/32[3]	164,164	39,513
Series 2002-51, Cl. S, 29.959%, 8/25/32[3]	235,984	46,661
Series 2002-52, Cl. SD, 32.782%, 9/25/32[3]	335,828	69,464
Series 2002-60, Cl. SM, 25.393%, 8/25/32[3]	820,899	130,439

17      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-60, Cl. SY, 1.481%, 4/25/32[3]	$738,703	$27,212
Series 2002-64, Cl. SD, 8.843%, 4/25/27[3]	339,534	89,712
Series 2002-7, Cl. SK, 26.333%, 1/25/32[3]	503,557	87,118
Series 2002-75, Cl. SA, 29.376%, 11/25/32[3]	451,637	112,836
Series 2002-77, Cl. BS, 25.293%, 12/18/32[3]	902,934	224,302
Series 2002-77, Cl. IS, 38.018%, 12/18/32[3]	143,568	32,806
Series 2002-77, Cl. SH, 34.172%, 12/18/32[3]	127,443	25,052
Series 2002-84, Cl. SA, 34.907%, 12/25/32[3]	123,526	23,179
Series 2002-89, Cl. S, 47.55%, 1/25/33[3]	1,233,274	341,170
Series 2002-9, Cl. MS, 25.473%, 3/25/32[3]	7,461	1,519
Series 2002-90, Cl. SN, 30.311%, 8/25/32[3]	746,909	119,254
Series 2002-90, Cl. SY, 35.801%, 9/25/32[3]	392,680	61,977
Series 2003-14, Cl. OI, 6.652%, 3/25/33[3]	2,024,681	406,654
Series 2003-26, Cl. IK, 4.387%, 4/25/33[3]	772,979	136,539
Series 2003-33, Cl. SP, 25.089%, 5/25/33[3]	760,770	165,164
Series 2003-4, Cl. S, 29.357%, 2/25/33[3]	233,743	48,523
Series 2003-52, Cl. NS, 39.092%, 6/25/23[3]	3,441,836	483,211
Series 2004-54, Cl. DS, 37.068%, 11/25/30[3]	71,276	11,759
Series 2004-56, Cl. SE, 10.38%, 10/25/33[3]	1,046,871	177,604
Series 2005-12, Cl. SC, 7.025%, 3/25/35[3]	451,752	75,156
Series 2005-40, Cl. SA, 45.996%, 5/25/35[3]	653,948	128,615
Series 2005-52, Cl. JH, 0.953%, 5/25/35[3]	1,233,136	216,240
Series 2005-6, Cl. SE, 56.328%, 2/25/35[3]	1,064,471	196,367
Series 2005-93, Cl. SI, 11.43%, 10/25/35[3]	909,620	148,584
Series 2006-53, Cl. US, 15.125%, 6/25/36[3]	68,157	10,644
Series 2008-55, Cl. SA, 14.247%, 7/25/38[3]	805,576	111,021
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	1,453,681	98,613
Series 2012-40, Cl. PI, 0.496%, 4/25/41[3]	3,404,118	552,048

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.146%, 9/25/23[5]	147,756	141,061

		538,434,185

GNMA/Guaranteed—0.1%

Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	26,085	27,610
10.50%, 12/15/17	3,685	3,757

Government National Mortgage Assn. II Pool:
1.625%, 7/20/25-7/20/27[2]	9,284	9,594
11.00%, 10/20/19	3,139	3,203

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 61.139%, 2/16/32[3]	459,472	75,934
Series 2002-41, Cl. GS, 13.112%, 6/16/32[3]	269,588	46,487
Series 2002-76, Cl. SY, 61.906%, 12/16/26[3]	211,001	44,263
Series 2007-17, Cl. AI, 13.27%, 4/16/37[3]	2,361,786	486,972
Series 2011-52, Cl. HS, 9.043%, 4/16/41[3]	7,230,259	1,525,255

		2,223,075

18      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Non-Agency—14.5%

Commercial—12.0%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[3,4]	$1,705,468	$56,348

Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	2,600,000	2,726,875
Series 2006-6, Cl. AM, 5.39%, 10/10/45	5,560,000	5,912,649

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.455%, 7/20/36[2]	6,100,000	5,676,306

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.24%, 9/26/35[1,2]	1,622,018	1,654,779

Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 2.58%, 3/25/35[2]	3,652,455	3,698,777
Series 2005-9, Cl. A1, 2.43%, 10/25/35[2]	1,583,567	1,566,007

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[2]	1,985,000	2,111,197

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	639,361	27,418

CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.346%, 1/15/46[2]	2,875,000	2,992,401

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.483%, 1/25/36[2]	2,299,049	2,181,660

Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.142%, 12/10/49[2]	3,035,000	3,326,585
Series 2013-GC11, Cl. D, 4.458%, 4/10/46[1,2]	1,080,000	1,041,319

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[2]	3,268,216	3,248,930

COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.781%, 6/10/46[2]	4,740,000	5,010,152
Series 2012-CR4, Cl. D, 4.575%, 10/15/45[1,2]	320,000	321,140
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,2]	510,000	504,904
Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	1,180,000	1,118,123
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,060,000	6,342,429

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	16,987,411	1,607,408

Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 5.819%, 7/10/38[2]	235,000	247,865
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[2]	2,240,000	2,431,760
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	3,190,000	3,348,417

Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Cl. AJ, 5.467%, 2/15/39[2]	1,890,000	1,966,331
Series 2006-C4, Cl. AM, 5.509%, 9/15/39	1,375,000	1,455,311

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	2,750,000	2,820,877

CSMC:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,618,574	1,261,177
Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[1,2]	578,026	583,191

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,2]	490,000	533,044

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	985,239	949,558
Series 2005-FA8, Cl. 1A6, 0.82%, 11/25/35[2]	1,640,341	1,235,752

FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.458%, 11/25/46[1,2]	385,000	391,223
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	605,000	587,511
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	420,000	406,924
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	650,000	613,125

19      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	$2,580,000	$2,426,116
Series 2013-K502, Cl. C, 3.195%, 3/25/45[1,2]	1,620,000	1,611,088
Series 2013-K712, Cl. C, 3.368%, 5/25/45[1,2]	335,000	331,079
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	1,075,000	1,049,500
Series 2014-K715, Cl. C, 4.124%, 2/25/46[1,2]	230,000	228,960

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.312%, 11/10/45[2]	335,000	337,544

GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.553%, 4/10/38[2]	1,145,000	1,189,774

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	3,647,501	3,351,653

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.226%, 7/25/35[2]	932,887	925,080

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.425%, 12/15/47[1,2]	1,475,000	1,446,979

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB13, Cl. AM, 5.284%, 1/12/43[2]	675,000	694,275
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	2,800,000	2,873,709
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	3,975,000	4,169,459

JP Morgan Mortgage Trust:
Series 2007-A1, Cl. 5A1, 2.576%, 7/25/35[2]	1,613,880	1,610,069
Series 2007-S3, Cl. 1A90, 7.00%, 8/25/37	2,139,193	1,992,744

JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.618%, 9/26/36[1,2]	2,197,137	2,203,245
Series 2009-5, Cl. 1A2, 2.607%, 7/26/36[1,2]	2,739,316	2,371,646

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,515,000	2,640,436
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	1,270,000	1,307,997

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	421,656	9,536

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 5.853%, 6/15/38[2]	1,275,000	1,354,214

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	45,604	39,750

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[2]	3,765,000	3,994,817

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.662%, 11/15/45[1,2]	950,000	952,900
Series 2013-C7, Cl. D, 4.302%, 2/15/46[1,2]	1,270,000	1,227,555
Series 2013-C8, Cl. D, 4.171%, 12/15/48[1,2]	830,000	795,399
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,205,133

Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	6,770,000	7,216,238
Series 2007-IQ15, Cl. AM, 5.908%, 6/11/49[2]	5,015,000	5,396,639

Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 1.957%, 11/26/36[1,2]	2,243,162	1,590,156

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.362%, 6/26/46[1,2]	2,768,600	2,797,899

Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.- Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[3,4]	2,130,447	21

Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Cl. 3A1, 4.544%, 7/25/37[2]	2,308,907	1,789,306

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[1,2]	460,000	458,844

Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[2]	1,210,000	1,210,693

20      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Commercial (Continued)

Wachovia Bank Commercial Mortgage Trust: (Continued)
Series 2005-C22, Cl. AM, 5.319%, 12/15/44[2]	$1,205,000	$1,241,433

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14, Cl. 1A4, 2.342%, 12/25/35[2]	1,889,426	1,835,253
Series 2005-AR16, Cl. 1A1, 2.339%, 12/25/35[2]	1,681,194	1,607,494

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[2]	4,356,643	4,436,787
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[2]	282,674	269,602
Series 2006-AR8, Cl. 2A4, 2.60%, 4/25/36[2]	1,406,958	1,374,846
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	1,272,345	1,318,618
Series 2007-AR3, Cl. A4, 5.702%, 4/25/37[2]	567,469	557,881
Series 2007-AR8, Cl. A1, 2.608%, 11/25/37[2]	1,400,559	1,237,987

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.458%, 12/15/45[1,2]	480,000	468,560
Series 2012-C7, Cl. E, 4.845%, 6/15/45[1,2]	840,000	846,087
Series 2013-C11, Cl. D, 4.182%, 3/15/45[1,2]	481,000	461,671

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	26,757,421	1,459,791

		153,873,936

Multi-Family—0.6%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.334%, 6/25/36[2]	1,340,067	1,235,081

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[2]	3,315,940	3,252,241
Series 2006-AR2, Cl. 2A3, 2.612%, 3/25/36[2]	2,785,106	2,762,974

		7,250,296

Residential—1.9%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	1,561,190	1,375,073

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	1,170,490	1,065,891
Series 2007-C, Cl. 1A4, 5.293%, 5/20/36[2]	538,047	521,922

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	1,351,321	1,273,239

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[2]	3,969,414	3,967,548

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.28%, 7/25/36[2]	745,863	733,523

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	4,555,000	4,732,695

Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.73%, 2/25/33[2]	377,314	344,516

CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	1,028,902	983,715
Series 2006-6, Cl. A3, 6.00%, 4/25/36	729,887	711,488

Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	2,502,498	2,356,795

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	769,534	732,526

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.519%, 12/25/34[2]	576,008	571,026

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[7,8]	1,750,658	266,100

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	72,565	73,307
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	217,864	175,516
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,103,940	891,433

21      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Residential (Continued)

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	$541,027	$517,047

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]	1,499,571	1,535,564

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.724%, 10/25/36[2]	1,218,408	1,186,361

		24,015,285

Total Mortgage-Backed Obligations (Cost $718,800,841)		725,796,777

U.S. Government Obligations—1.1%

Federal National Mortgage Assn. Nts., 1%, 9/27/17	6,129,000	6,110,043

United States Treasury Nts., 1.625%, 4/30/19	7,480,000	7,505,717

Total U.S. Government Obligations (Cost $13,580,107)		13,615,760

Corporate Bonds and Notes—44.7%

Consumer Discretionary—7.5%

Auto Components—0.6%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	2,763,000	2,935,688

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	1,545,000	1,596,331

TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17[7]	2,274,000	2,524,140

		7,056,159

Automobiles—1.6%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	2,846,000	2,858,275
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,581,000	2,424,310

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	6,841,000	6,868,542

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	2,461,000	2,952,216

Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[1]	2,696,000	2,688,111

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	2,199,000	2,268,559

		20,060,013

Diversified Consumer Services—0.2%

Service Corp. International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20	3,049,000	3,010,887

Hotels, Restaurants & Leisure—0.9%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	915,000	914,058

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	2,589,000	2,588,627

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	498,000	516,964

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	1,788,000	2,109,504

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	2,615,000	2,813,991

Yum! Brands, Inc., 4.25% Sr. Unsec. Nts., 9/15/15	2,741,000	2,805,718

		11,748,862

Household Durables—0.8%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	2,718,000	2,847,105

22      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Household Durables (Continued)

Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	$2,965,000	$2,920,525

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	2,703,000	2,716,515

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	707,000	705,473
1.65% Sr. Unsec. Nts., 11/1/17	715,000	713,169

		9,902,787

Media—2.0%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	1,048,000	1,338,560

CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	2,867,000	3,021,101

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,765,000	2,541,263

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,038,000	1,140,664

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	1,700,000	1,763,211

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	433,000	463,049
9.15% Debs., 2/1/23	921,000	1,254,572

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,409,000	1,443,898

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	2,780,000	2,766,100

Numericable-SFR, 4.875% Sr. Sec. Nts., 5/15/19[1]	2,750,000	2,736,250

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	581,000	604,245

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	1,298,000	1,308,588

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	2,776,000	2,864,960

Viacom, Inc.:
2.50% Sr. Unsec. Nts., 12/15/16	1,206,000	1,233,153
4.85% Sr. Unsec. Nts., 12/15/34	1,007,000	1,033,779

		25,513,393

Multiline Retail—0.1%

Macy’s Retail Holdings, Inc., 4.50% Sr. Unsec. Nts., 12/15/34	765,000	772,804

Specialty Retail—0.9%

Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	795,000	831,162

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,741,000	2,864,345

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	942,000	1,099,362

L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	286,000	326,040
8.50% Sr. Unsec. Nts., 6/15/19	2,210,000	2,629,900

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,829,000	2,837,320

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	26,000	27,365

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,414,000	1,366,968

		11,982,462

Textiles, Apparel & Luxury Goods—0.4%

Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	2,585,000	2,791,800

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,972,000	2,949,710

		5,741,510

23      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Consumer Staples—3.1%

Beverages—1.0%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$2,213,000	$3,427,581

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	2,863,000	2,841,527

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	2,801,000	2,867,392
4.25% Sr. Unsec. Nts., 7/15/22[1]	1,812,000	1,918,571

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	1,406,000	1,590,043

		12,645,114

Food & Staples Retailing—0.5%

CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	705,000	846,114

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	1,462,000	1,539,138

Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38	755,000	1,007,954

Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	2,636,000	2,948,342

		6,341,548

Food Products—1.1%

Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	2,275,000	2,324,900
8.50% Sr. Unsec. Nts., 6/15/19	2,384,000	2,927,254

ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	1,776,000	1,783,655

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	756,000	835,431

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	2,955,000	2,999,325

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	929,000	1,022,329
6.60% Sr. Unsec. Nts., 4/1/16	2,529,000	2,697,247

		14,590,141

Tobacco—0.5%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,678,000	2,930,573

Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	2,523,000	2,812,227

		5,742,800

Energy—3.8%

Energy Equipment & Services—0.4%

Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	2,035,000	2,014,247
4.625% Sr. Unsec. Nts., 9/15/21	1,224,000	1,151,621

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	1,104,000	1,075,926

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	840,000	713,436

		4,955,230

Oil, Gas & Consumable Fuels—3.4%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,349,000	1,585,687

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,927,000	2,914,534

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	1,978,000	2,039,921

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,404,000	1,418,742

El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	1,051,000	1,075,582

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	2,056,000	2,026,638

24      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

EnLink Midstream Partners LP: (Continued) 4.40% Sr. Unsec. Nts., 4/1/24	$754,000	$765,243

Enterprise Products Operating LLC, 3.75% Sr. Unsec. Nts., 2/15/25	1,317,000	1,324,723

Kinder Morgan Energy Partners LP, 4.15% Sr. Unsec. Nts., 2/1/24	1,305,000	1,304,102

Kinder Morgan, Inc.:
3.05% Sr. Unsec. Nts., 12/1/19	2,405,000	2,388,576
5.00% Sr. Unsec. Nts., 2/15/21[1]	3,438,000	3,581,375

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	829,000	822,540

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	3,073,000	3,138,215
5.45% Sr. Unsec. Nts., 10/14/21[1]	1,858,000	2,033,758

Phillips 66, 4.30% Sr. Unsec. Unsub. Nts., 4/1/22	1,280,000	1,353,389

Pioneer Natural Resources Co.:
3.95% Sr. Unsec. Nts., 7/15/22	1,315,000	1,303,683
6.65% Sr. Unsec. Nts., 3/15/17	2,408,000	2,639,585

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[7]	3,097,000	3,089,258

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,607,000	1,741,892
4.75% Sr. Unsec. Nts., 3/15/24	1,276,000	1,370,273

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,582,000	1,606,023

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	1,402,000	1,417,373

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	2,297,000	2,450,476

		43,391,588

Financials—12.7%

Capital Markets—2.6%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	2,314,000	2,359,618

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	2,869,000	3,094,056

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	1,421,000	1,655,944

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	4,202,000	4,279,653

Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L2,9	2,901,000	2,945,240

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	2,309,000	2,436,727

Morgan Stanley:
5.00% Sub. Nts., 11/24/25	2,720,000	2,906,227
5.45% Jr. Sub. Perpetual Bonds, Series H2,9	3,051,000	3,060,306

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	2,521,000	2,543,054

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	2,772,000	3,163,052

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,9]	4,518,000	4,676,175

		33,120,052

Commercial Banks—5.4%

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	2,412,000	3,417,305
8.00% Jr. Sub. Perpetual Bonds, Series K2,9	2,754,000	2,970,878

BNP Paribas SA, 3.25% Sr. Unsec. Nts., 3/3/23	3,567,000	3,642,998

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	2,316,000	3,005,621
5.95% Jr. Sub. Perpetual Bonds, Series D2,9	3,005,000	2,963,681

25      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Banks (Continued)

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	$2,597,000	$2,995,899

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[2,7,9]	2,585,000	2,992,138

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	2,998,000	3,051,442

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	6,450,000	6,546,750

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]	2,890,000	2,809,996

JPMorgan Chase & Co.:
3.625% Sr. Unsec. Nts., 5/13/24	5,990,000	6,138,660
6.75% Jr. Sub. Perpetual Bonds, Series S2,9	2,795,000	2,966,194

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,9]	2,718,000	2,908,260

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,7,9]	4,537,000	4,732,091

Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	2,275,000	2,862,296

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,9	2,900,000	3,059,500

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,9]	2,845,000	2,964,149

SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	2,645,000	2,729,439
5.625% Jr. Sub. Perpetual Bonds[2,9]	3,013,000	3,029,948

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S2,9	2,914,000	2,943,140

		68,730,385

Consumer Finance—0.8%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	2,344,000	2,994,460

American Express Co., 5.20% Jr. Sub. Perpetual Bonds[2,9]	3,016,000	3,079,083

Discover Financial Services, 3.95% Sr. Unsec. Nts., 11/6/24	2,281,000	2,297,505

Synchrony Financial:
3.00% Sr. Unsec. Nts., 8/15/19	1,338,000	1,353,496
3.75% Sr. Unsec. Nts., 8/15/21	1,045,000	1,068,368

		10,792,912

Diversified Financial Services—0.7%

Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45[1]	1,545,000	1,623,384

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	2,256,000	2,252,875

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23[6]	2,771,000	2,847,696

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	2,947,000	2,932,265

		9,656,220

Insurance—2.4%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	2,297,000	2,621,483

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,115,000	2,299,942

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	2,078,000	2,201,356

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]	3,133,000	3,234,202
4.85% Sr. Unsec. Nts., 8/1/44[1]	1,752,000	1,787,890

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	5,296,000	5,322,480

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	1,994,000	1,981,538

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,7,9]	5,076,000	5,329,800

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	3,025,000	3,105,096

26      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Insurance (Continued)

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,7]	$2,822,000	$3,019,540

		30,903,327

Real Estate—0.1%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	1,056,000	1,047,121

Real Estate Investment Trusts (REITs)—0.7%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,185,000	1,287,245
5.90% Sr. Unsec. Nts., 11/1/21	1,343,000	1,513,910

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	2,615,000	2,556,163

Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	1,284,000	1,317,570

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,856,000	1,994,272

		8,669,160

Health Care—2.8%

Biotechnology—0.1%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,531,000	1,902,762

Health Care Equipment & Supplies—0.7%

Becton Dickinson & Co., 4.685% Sr. Unsec. Nts., 12/15/44	1,755,000	1,897,838

CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	2,824,000	2,806,658
3.875% Sr. Unsec. Nts., 5/15/24	1,378,000	1,424,809

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,950,000	3,016,381

		9,145,686

Health Care Providers & Services—1.0%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,473,000	1,471,883

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	2,915,000	3,038,888

Express Scripts Holding Co., 3.50% Sr. Unsec. Nts., 6/15/24	1,560,000	1,557,632

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	2,367,000	2,580,030

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	2,960,000	3,041,400

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	756,000	836,129

		12,525,962

Life Sciences Tools & Services—0.3%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	179,000	181,241

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	889,000	939,303
5.00% Sr. Unsec. Nts., 6/1/15	1,281,000	1,303,622
5.30% Sr. Unsec. Nts., 2/1/44	978,000	1,127,654

		3,551,820

Pharmaceuticals—0.7%

Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17	1,870,000	1,837,726

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	2,530,000	2,717,554

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	2,609,000	2,533,991

27      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Pharmaceuticals (Continued)

Perrigo Finance plc, 3.90% Sr. Unsec. Nts., 12/15/24	$1,515,000	$1,544,573

		8,633,844

Industrials—4.5%

Aerospace & Defense—0.8%

BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1]	1,310,000	1,345,584

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	2,534,000	2,749,390

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	732,000	725,492
3.95% Sr. Unsec. Nts., 5/28/24	1,939,000	1,958,857

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	730,000	818,328

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	902,000	905,434
4.30% Sr. Unsec. Nts., 3/1/24	1,297,000	1,357,684
6.20% Sr. Unsec. Nts., 3/15/15	191,000	192,926

		10,053,695

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	2,820,000	2,866,637

Commercial Services & Supplies—0.8%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	2,670,000	2,696,700

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	3,552,000	3,642,505

Republic Services, Inc., 5.70% Sr. Unsec. Nts., 5/15/41	704,000	871,252

RR Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	2,665,000	2,938,162

		10,148,619

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	1,994,000	1,994,000

Industrial Conglomerates—0.3%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,9	3,900,000	4,265,625

Machinery—0.6%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	1,303,000	1,376,200

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[6]	2,535,000	2,676,894

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	2,529,000	2,654,261

Trinity Industries, Inc., 4.55% Sr. Unsec. Nts., 10/1/24	1,215,000	1,182,397

		7,889,752

Professional Services—0.5%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	2,814,000	2,840,809

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	3,090,000	3,120,900

		5,961,709

Road & Rail—0.6%

ERAC USA Finance LLC, 3.85% Sr. Unsec. Nts., 11/15/24[1]	1,502,000	1,526,296

28      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Road & Rail (Continued)

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	$2,301,000	$2,241,202

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	2,524,000	2,559,962
4.25% Sr. Unsec. Nts., 1/17/23[1]	1,512,000	1,572,093

		7,899,553

Trading Companies & Distributors—0.5%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	3,053,000	3,083,530

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	2,764,000	2,985,120

		6,068,650

Information Technology—1.9%

Communications Equipment—0.1%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	1,581,000	1,558,993

Electronic Equipment, Instruments, & Components—0.6%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	3,515,000	3,806,530

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	3,275,000	3,481,358

		7,287,888

IT Services—0.5%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	2,205,000	2,194,765
3.50% Sr. Unsec. Nts., 4/15/23	1,429,000	1,422,964

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	2,652,000	2,662,597

		6,280,326

Software—0.2%

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	2,135,000	2,184,713

Technology Hardware, Storage & Peripherals—0.5%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	1,536,000	1,696,933

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	2,481,000	2,529,469

Seagate HDD Cayman:
3.75% Sr. Unsec. Nts., 11/15/18[1]	2,300,000	2,366,125
4.75% Sr. Unsec. Nts., 1/1/25[1,6]	435,000	449,724

		7,042,251

Materials—3.0%

Chemicals—0.9%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	1,606,000	1,586,505

Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	1,413,000	1,440,327
4.65% Sr. Unsec. Nts., 10/15/44	781,000	802,415

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	837,000	913,006

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	1,524,000	1,520,388

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	2,855,000	2,958,494

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	2,190,000	2,160,411

		11,381,546

29      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS (Continued)

	Principal Amount	Value

Construction Materials—0.2%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	$2,447,000	$2,519,172

Containers & Packaging—0.9%

Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	1,309,000	1,384,268

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	734,855
4.50% Sr. Unsec. Nts., 11/1/23	2,009,000	2,108,192

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	4,507,000	4,578,999

Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	2,516,000	2,566,320

		11,372,634

Metals & Mining—0.9%

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	3,087,000	3,277,678

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	951,000	970,124

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	1,550,000	1,462,908

Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	2,345,000	2,424,606

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	2,200,000	2,219,580

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	808,000	787,718

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	1,514,000	1,480,397

		12,623,011

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	1,189,000	1,218,991

Telecommunication Services—2.8%

Diversified Telecommunication Services—2.5%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	1,852,000	1,753,144

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	2,005,000	3,155,635

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	2,725,000	2,936,187

Cox Communications, Inc., 3.85% Sr. Unsec. Nts., 2/1/25[1]	1,711,000	1,730,625

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	2,535,000	2,678,248

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	2,320,000	2,598,400

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38[6]	1,649,000	1,846,880

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,120,000	1,477,905

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	2,839,000	2,916,363

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	1,323,000	1,302,523
4.50% Sr. Unsec. Nts., 9/15/20	6,490,000	7,051,891
5.012% Sr. Unsec. Nts., 8/21/54[1]	735,000	763,730
6.40% Sr. Unsec. Nts., 2/15/38	1,331,000	1,647,671

		31,859,202

Wireless Telecommunication Services—0.3%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	1,086,000	1,045,818

Rogers Communications, Inc., 6.75% Sr. Unsec. Nts., 3/15/15	802,000	811,378

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	795,000	777,890
6.25% Sr. Unsec. Nts., 11/30/32	842,000	1,031,104

		3,666,190

30      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Utilities—2.6%

Electric Utilities—1.3%

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	$784,000	$842,031

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	2,655,000	2,880,038

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	2,444,000	2,483,292
5.30% Sr. Unsec. Nts., 7/1/43	604,000	707,012

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	1,353,000	1,447,158

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	551,887

PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	2,250,000	2,282,778
4.20% Sr. Sec. Nts., 6/15/22[6]	676,000	717,271

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	2,845,000	3,201,763

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	1,915,000	1,951,402

		17,064,632

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	1,842,000	1,863,616

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[1]	465,000	474,300

		2,337,916

Multi-Utilities—1.1%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	2,403,000	2,621,565

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,376,000	1,431,519
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	2,483,000	2,787,964

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	693,000	762,594

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	1,186,000	1,247,494

Dominion Resources, Inc., 2.50% Sr. Unsec. Nts., 12/1/19	2,140,000	2,148,714

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	741,000	792,642

TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	1,687,000	1,718,896

		13,511,388

Total Corporate Bonds and Notes (Cost $554,014,866)		571,191,642

	Shares

Investment Company—13.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[10,11] (Cost $177,804,869)	177,804,869	177,804,869

Total Investments, at Value (Cost $1,668,927,241)	132 .4%	1,693,321,907

Net Other Assets (Liabilities)	(32 .4)	(414,101,612)

Net Assets	100 .0%	$1,279,220,295

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $261,731,559 or 20.46% of the Fund’s net assets as of December 31, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

31      OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $17,591,516 or 1.38% of the Fund’s net assets as of December 31, 2014.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $203,913 or 0.02% of the Fund’s net assets as of December 31, 2014.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2014. See Note 4 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $21,953,067, which represents 1.72% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	$2,986,098	$2,992,138	$6,040
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	1,703,335	266,100	(1,437,235)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	4,600,334	4,732,091	131,757
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/15/10-10/5/11	3,100,992	3,089,258	(11,734)
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-12/1/14	4,725,590	5,329,800	604,210
TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17	3/31/14-4/8/14	2,531,562	2,524,140	(7,422)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13-12/8/14	2,957,376	3,019,540	62,164

		$22,605,287	$21,953,067	$(652,220)

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

32      OPPENHEIMER CORE BOND FUND

Footnotes to Statement of Investments (Continued)

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	137,176,339	581,820,144	541,191,614	177,804,869

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$177,804,869	$74,682

11.	Rate shown is the 7-day yield as of December 31, 2014.

Futures Contracts as of December 31, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/20/15	49	$ 7,083,563	$(29,293)
United States Treasury Nts., 10 yr.	CBT	Sell	3/20/15	325	41,208,984	(17,237)
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/15	527	115,198,906	233,772
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/15	14	1,665,016	(3,905)
United States Treasury Ultra Bonds	CBT	Buy	3/20/15	441	72,847,688	2,613,690

						$2,797,027

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

33      OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,491,122,372)	$1,515,517,038
Affiliated companies (cost $177,804,869)	177,804,869

1,693,321,907

Cash	1,945,940

Cash used for collateral on futures	800,000

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	26,909,758
Interest, dividends and principal paydowns	7,439,464
Shares of beneficial interest sold	2,633,235
Variation margin receivable	153,781
Other	86,575

Total assets	1,733,290,660

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	452,290,325
Shares of beneficial interest redeemed	1,154,100
Dividends	248,411
Distribution and service plan fees	132,954
Variation margin payable	121,566
Trustees’ compensation	62,737
Shareholder communications	10,136
Other	50,136

Total liabilities	454,070,365

Net Assets	$1,279,220,295

Composition of Net Assets
Par value of shares of beneficial interest	$184,876

Additional paid-in capital	1,708,828,220

Accumulated net investment loss	(328,569)

Accumulated net realized loss on investments	(456,655,925)

Net unrealized appreciation on investments	27,191,693

Net Assets	$1,279,220,295

34      OPPENHEIMER CORE BOND FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $480,764,712 and 69,439,266 shares of beneficial interest outstanding)	$6.92
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.27

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,474,183 and 2,091,422 shares of beneficial interest outstanding)	$6.92

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $111,341,836 and 16,065,966 shares of beneficial interest outstanding)	$6.93

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $581,835,871 and 84,111,650 shares of beneficial interest outstanding)	$6.92

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,272,619 and 5,241,110 shares of beneficial interest outstanding)	$6.92

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $54,531,074 and 7,926,089 shares of beneficial interest outstanding)	$6.88

See accompanying Notes to Financial Statements.

35      OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Interest	$38,860,052

Fee income on when-issued securities	7,837,071

Dividends from affiliated companies	74,682

Total investment income	46,771,805

Expenses
Management fees	5,460,738

Distribution and service plan fees:
Class A	1,010,580
Class B	160,288
Class C	988,927
Class R1	160,927

Transfer and shareholder servicing agent fees:
Class A	903,360
Class B	35,204
Class C	218,086
Class I	167,167
Class R1	71,034
Class Y	36,030

Shareholder communications:
Class A	37,936
Class B	3,745
Class C	8,148
Class I	10
Class R1	1,807
Class Y	661

Trustees’ compensation	66,412

Custodian fees and expenses	44,634

Other	60,525

Total expenses	9,436,219
Less reduction to custodian expenses	(122)
Less waivers and reimbursements of expenses	(515,095)

Net expenses	8,921,002

Net Investment Income	37,850,803

36      OPPENHEIMER CORE BOND FUND

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	$14,021,353
Closing and expiration of futures contracts	8,894,119

Net realized gain	22,915,472

Net change in unrealized appreciation/depreciation on:
Investments	9,443,461
Futures contracts	2,734,719

Net change in unrealized appreciation/depreciation	12,178,180

Net Increase in Net Assets Resulting from Operations	$72,944,455

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

37      OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$37,850,803	$41,026,663

Net realized gain (loss)	22,915,472	(655,308)

Net change in unrealized appreciation/depreciation	12,178,180	(44,205,285)

Net increase (decrease) in net assets resulting from operations	72,944,455	(3,833,930)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,739,116)	(16,377,503)
Class B	(412,579)	(739,672)
Class C	(2,556,133)	(3,636,150)
Class I	(20,620,336)	(14,050,274)
Class R1	(993,898)	(1,307,804)
Class Y	(610,932)	(8,836,786)

	(38,932,994)	(44,948,189)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	107,033,518	(72,683,326)
Class B	(3,508,440)	(10,833,064)
Class C	11,026,411	(26,981,945)
Class I	58,363,008	524,564,183
Class R1	4,276,770	(5,438,691)
Class Y	44,000,534	(595,359,365)

	221,191,801	(186,732,208)

Net Assets
Total increase (decrease)	255,203,262	(235,514,327)

Beginning of period	1,024,017,033	1,259,531,360

End of period (including accumulated net investment loss of $328,569 and $433,955, respectively)	$1,279,220,295	$1,024,017,033

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

38      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$6.70	$7.00	$6.63	$6.46	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.22	0.25	0.26	0.29	0.31
Net realized and unrealized gain (loss)	0.23	(0.27)	0.37	0.18	0.35

Total from investment operations	0.45	(0.02)	0.63	0.47	0.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.28)	(0.26)	(0.30)	(0.32)

Net asset value, end of period	$6.92	$6.70	$7.00	$6.63	$6.46

Total Return, at Net Asset Value[3]	6.76%	(0.35)%	9.72%	7.44%	10.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$480,765	$361,838	$453,044	$405,745	$418,034

Average net assets (in thousands)	$412,758	$411,494	$428,283	$394,500	$417,031

Ratios to average net assets:[4]
Net investment income	3.23%	3.64%	3.78%	4.37%	4.79%
Total expenses[5]	0.97%	0.99%	1.04%	1.06%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.90%	0.90%	0.90%	0.88%

Portfolio turnover rate[6]	137%	113%	141%	94%	98%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	1.00%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.13%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 31, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845

See accompanying Notes to Financial Statements.

39      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$6.70	$7.00	$6.63	$6.46	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.17	0.20	0.21	0.24	0.26
Net realized and unrealized gain (loss)	0.23	(0.28)	0.37	0.18	0.35

Total from investment operations	0.40	(0.08)	0.58	0.42	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.22)	(0.21)	(0.25)	(0.27)

Net asset value, end of period	$6.92	$6.70	$7.00	$6.63	$6.46

Total Return, at Net Asset Value[3]	5.96%	(1.09)%	8.91%	6.65%	10.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,474	$17,446	$29,312	$28,496	$30,636

Average net assets (in thousands)	$16,119	$23,230	$29,027	$27,444	$33,579

Ratios to average net assets:[4]
Net investment income	2.48%	2.89%	3.05%	3.63%	4.09%
Total expenses[5]	1.73%	1.82%	2.06%	2.22%	2.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.64%	1.65%	1.63%

Portfolio turnover rate[6]	137%	113%	141%	94%	98%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.74%
Year Ended December 31, 2013	1.83%
Year Ended December 31, 2012	2.08%
Year Ended December 30, 2011	2.24%
Year Ended December 31, 2010	2.33%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 31, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845

See accompanying Notes to Financial Statements.

40      OPPENHEIMER CORE BOND FUND

Class C	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$6.71	$7.01	$6.63	$6.46	$6.13

Income (loss) from investment operations:
Net investment income[2]	0.17	0.20	0.21	0.24	0.26
Net realized and unrealized gain (loss)	0.23	(0.28)	0.38	0.18	0.34

Total from investment operations	0.40	(0.08)	0.59	0.42	0.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.22)	(0.21)	(0.25)	(0.27)

Net asset value, end of period	$6.93	$6.71	$7.01	$6.63	$6.46

Total Return, at Net Asset Value[3]	5.95%	(1.09)%	9.06%	6.64%	9.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,342	$97,196	$129,187	$114,942	$107,517

Average net assets (in thousands)	$99,536	$112,710	$120,749	$106,644	$108,324

Ratios to average net assets:[4]
Net investment income	2.47%	2.89%	3.04%	3.60%	4.04%
Total expenses[5]	1.72%	1.74%	1.77%	1.82%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.63%

Portfolio turnover rate[6]	137%	113%	141%	94%	98%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.73%
Year Ended December 31, 2013	1.75%
Year Ended December 31, 2012	1.79%
Year Ended December 30, 2011	1.84%
Year Ended December 31, 2010	1.90%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 31, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845

See accompanying Notes to Financial Statements.

41      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$6.70	$7.00	$6.75

Income (loss) from investment operations:
Net investment income[2]	0.25	0.27	0.16
Net realized and unrealized gain (loss)	0.22	(0.27)	0.28

Total from investment operations	0.47	0.00	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.30)	(0.19)

Net asset value, end of period	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[3]	7.16%	0.02%	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$581,836	$506,455	$2,273

Average net assets (in thousands)	$559,118	$304,290	$109

Ratios to average net assets:[4]
Net investment income	3.60%	3.97%	3.91%
Total expenses[5]	0.53%	0.54%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.53%	0.49%

Portfolio turnover rate[6]	137%	113%	141%

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.54%
Year Ended December 31, 2013	0.55%
Period Ended December 31, 2012	0.54%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Period Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

42      OPPENHEIMER CORE BOND FUND

Class R	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$6.70	$7.00	$6.62	$6.45	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.20	0.23	0.24	0.27	0.29
Net realized and unrealized gain (loss)	0.23	(0.27)	0.39	0.18	0.34

Total from investment operations	0.43	(0.04)	0.63	0.45	0.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.26)	(0.25)	(0.28)	(0.30)

Net asset value, end of period	$6.92	$6.70	$7.00	$6.62	$6.45

Total Return, at Net Asset Value[3]	6.49%	(0.60)%	9.61%	7.18%	10.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,272	$30,989	$37,986	$38,071	$40,884

Average net assets (in thousands)	$32,383	$35,063	$37,700	$38,729	$41,730

Ratios to average net assets:[4]
Net investment income	2.97%	3.39%	3.54%	4.11%	4.56%
Total expenses[5]	1.22%	1.25%	1.32%	1.36%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%	1.13%

Portfolio turnover rate[6]	137%	113%	141%	94%	98%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.23%
Year Ended December 31, 2013	1.26%
Year Ended December 31, 2012	1.34%
Year Ended December 30, 2011	1.38%
Year Ended December 31, 2010	1.48%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 31, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845

See accompanying Notes to Financial Statements.

43      OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$6.66	$6.99	$6.62	$6.45	$6.11

Income (loss) from investment operations:
Net investment income[2]	0.24	0.28	0.29	0.31	0.33
Net realized and unrealized gain (loss)	0.22	(0.32)	0.37	0.19	0.35

Total from investment operations	0.46	(0.04)	0.66	0.50	0.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.29)	(0.29)	(0.33)	(0.34)

Net asset value, end of period	$6.88	$6.66	$6.99	$6.62	$6.45

Total Return, at Net Asset Value[3]	7.06%	(0.59)%	10.18%	7.87%	11.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,531	$10,093	$607,729	$605,025	$535,439

Average net assets (in thousands)	$16,845	$218,707	$619,804	$577,367	$540,778

Ratios to average net assets:[4]
Net investment income	3.48%	4.04%	4.20%	4.76%	5.22%
Total expenses[5]	0.71%	0.59%	0.51%	0.52%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.58%	0.48%	0.49%	0.50%

Portfolio turnover rate[6]	137%	113%	141%	94%	98%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.72%
Year Ended December 31, 2013	0.60%
Year Ended December 31, 2012	0.53%
Year Ended December 30, 2011	0.54%
Year Ended December 31, 2010	0.58%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 31, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845

See accompanying Notes to Financial Statements.

44      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Core Bond Fund (the “Fund”) is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of December 31, 2014, approximately 44.9% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

45      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and

46      OPPENHEIMER CORE BOND FUND

2. Significant Accounting Policies (Continued)

applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$468,536	$—	$453,958,020	$24,184,327

1. As of December 31, 2014, the Fund had $453,925,291 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$453,925,291

2. The Fund had $32,729 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2014, the Fund utilized $23,035,237 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$691,996	$1,187,577	$1,879,573

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

47      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended December 31, 2014	Year Ended December 31, 2013

Distributions paid from:
Ordinary income	$38,932,994	$44,948,189

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,669,137,580
Federal tax cost of other investments	(88,978,750)

Total federal tax cost	$1,580,158,830

Gross unrealized appreciation	$33,846,637
Gross unrealized depreciation	(9,662,310)

Net unrealized appreciation	$24,184,327

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

48      OPPENHEIMER CORE BOND FUND

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

49      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)
Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

50      OPPENHEIMER CORE BOND FUND

3. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$204,912,859	$—	$204,912,859
Mortgage-Backed Obligations	—	725,463,509	333,268	725,796,777
U.S. Government Obligations	—	13,615,760	—	13,615,760
Corporate Bonds and Notes	—	571,191,642	—	571,191,642
Investment Company	177,804,869	—	—	177,804,869

Total Investments, at Value	177,804,869	1,515,183,770	333,268	1,693,321,907
Other Financial Instruments:
Futures contracts	2,847,462	—	—	2,847,462

Total Assets	$180,652,331	$1,515,183,770	$333,268	$1,696,169,369

Liabilities Table
Other Financial Instruments:
Futures contracts	$(50,435)	$—	$—	$(50,435)

Total Liabilities	$(50,435)	$—	$—	$(50,435)

51      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$(34,986)	$34,986

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a

52      OPPENHEIMER CORE BOND FUND

4. Investments and Risks (Continued)

price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$452,290,325
Sold securities	26,909,758

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. At the year ended December 31, 2014, the counterparty pledged $384,000 of collateral to the Fund for forward roll transactions.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

53      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2014 is as follows:

Cost	$1,703,335
Market Value	$266,100
Market value as % of Net Assets	0.02%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

54      OPPENHEIMER CORE BOND FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures

55      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $80,511,328 and $230,783,857 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

56      OPPENHEIMER CORE BOND FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $106,394 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker,

57      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of December 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$153,781 *	Variation margin payable	$121,566 *

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

58      OPPENHEIMER CORE BOND FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies	Closing and expiration of futures contracts	Total

Credit contracts	$(704,284)	$—	$(704,284)
Interest rate contracts	—	8,894,119	8,894,119

Total	$(704,284)	$8,894,119	$8,189,835

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$2,734,719

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	28,112,234	$193,968,763	13,436,287	$92,069,807
Dividends and/or distributions reinvested	1,818,150	12,532,984	2,185,133	14,951,968
Redeemed	(14,447,749)	(99,468,229)	(26,360,537)	(179,705,101)

Net increase (decrease)	15,482,635	$107,033,518	(10,739,117)	$(72,683,326)

Class B
Sold	570,613	$3,931,991	471,316	$3,232,956
Dividends and/or distributions reinvested	57,809	398,136	102,641	702,897
Redeemed	(1,139,609)	(7,838,567)	(2,158,725)	(14,768,917)

Net decrease	(511,187)	$(3,508,440)	(1,584,768)	$(10,833,064)

Class C
Sold	5,054,473	$34,885,318	3,109,691	$21,374,256
Dividends and/or distributions reinvested	341,000	2,352,645	488,136	3,344,161
Redeemed	(3,809,557)	(26,211,552)	(7,547,968)	(51,700,362)

Net increase (decrease)	1,585,916	$11,026,411	(3,950,141)	$(26,981,945)

Class I
Sold	14,580,079	$100,018,539	79,151,049	$550,780,996
Dividends and/or distributions reinvested	2,988,306	20,571,142	2,080,531	14,045,370
Redeemed	(9,045,962)	(62,226,673)	(5,967,255)	(40,262,183)

Net increase	8,522,423	$58,363,008	75,264,325	$524,564,183

59      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class R1
Sold	1,818,563	$12,535,959	1,231,913	$8,481,349
Dividends and/or distributions reinvested	129,644	893,364	172,693	1,181,008
Redeemed	(1,330,147)	(9,152,553)	(2,208,332)	(15,101,048)

Net increase (decrease)	618,060	$4,276,770	(803,726)	$(5,438,691)

Class Y
Sold	8,436,079	$57,882,269	4,373,543	$30,491,912
Dividends and/or distributions reinvested	79,311	544,282	1,097,257	7,652,180
Redeemed	(2,103,364)	(14,426,017)	(90,849,109)	(633,503,457)

Net increase (decrease)	6,412,026	$44,000,534	(85,378,309)	$(595,359,365)

1. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$1,365,849,936	$1,090,694,866
U.S. government and government agency obligations	258,969,376	340,529,420
To Be Announced (TBA) mortgage-related securities	4,283,386,232	4,071,806,805

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.50%
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.48% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

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8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

61      OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
December 31, 2014	$181,223	$17,132	$26,763	$7,095	$1,204

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, so those expenses as a percentage of average annual net assets, will not exceed the following annual rates: 0.90% for Class A shares, 1.65% for Class B and Class C shares, 1.15% for Class R shares and 0.65% for Class Y shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $309,834, $12,562, $64,027, $20,633 and $13,257 for Class A, Class B, Class C, Class R, and Class Y, respectively. Effective October 20, 2014, the annual rate for Class A and Class Y shares changed to 0.85% and 0.60%, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $90,118 for IMMF management fees.

The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with litigation matters. During the year ended December 31, 2014, the Manager reimbursed the Fund $4,664 for legal costs and fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

62      OPPENHEIMER CORE BOND FUND

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

63      OPPENHEIMER CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Integrity Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund (a separate fund of Oppenheimer Integrity Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 25, 2015

64      OPPENHEIMER CORE BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2014 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2014, the maximum amount allowable but not less than $34,879,320 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

65      OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

66      OPPENHEIMER CORE BOND FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail intermediate-term bond funds. The Board noted that the Fund outperformed its category median for the one-, three- and five-year periods although it underperformed its category median for the ten-year period. The Board noted that performance has improved since the appointment of new portfolio managers effective April 1, 2009, and that longer term performance figures still reflect performance attributable to the previous management team. The Board also considered that the Fund’s performance ranked in the first quintile of its performance category for the one- and three-year periods and in the second quintile of its performance category for the five-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail intermediate-term bond funds with comparable asset levels and distribution features. The Fund’s contractual management fees were equal to those of its peer group median and higher than those of its category median, and the Fund’s total expenses were higher than its peer group median and its category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was equal to its peer group median and lower than its category median. The Board also considered that the Manager has agreed to contractually limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 0.90% for Class A Shares; 1.65% for Class B and Class C Shares; 1.15% for Class R Shares; and 0.65% for Class Y Shares. The Manager may not modify or terminate these limitations for one year from the date of the Fund’s prospectus, unless approved by the Board.

67      OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-

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TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

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Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser)

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Continued	(June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CORE BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0285.001.1214 February 23, 2015

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $38,500 in fiscal 2014 and $37,800 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,012,359 in fiscal 2014 and $697,965 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $477,069 in fiscal 2014 and $581,620 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,489,428 in fiscal 2014 and $1,279,585 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/11/2015